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                                                                [EXECUTION COPY]


                                                                    Exhibit 10.1


                           WAIVER LETTER AND AMENDMENT


                                                April 4, 2002



Nevada Power Company
c/o Sierra Pacific Resources
6100 Neil Road
P.O.Box 30150
Reno, Nevada 89520
Attention:  Richard K. Atkinson

        Re:  $200,000,000 Nevada Power Company Credit Facility
             -------------------------------------------------

     Reference is hereby made to the Credit Agreement, dated as of November 30, 2001, among Nevada Power Company ("NPC" or the "Borrower"), Union Bank of California, N.A., as Sole Bookrunner and Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, Bank One, NA, BNP Paribas and Mellon Bank, N.A., as Co-Documentation Agents, and the Lenders party thereto from time to time (the "NPC Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the NPC Credit Agreement.

     As a result of NPC's recent rate case decisions by the Public Utilities Commission of Nevada ("PUCN") rendered in response to certain rate increase and deferred energy expense recovery requests made by NPC, the downgrading of the Index Debt and other circumstances that have occurred prior to the date hereof (collectively, the "MAC Event"), the Required Lenders have determined, and NPC agrees and acknowledges, that there has occurred (i) an event, act or circumstance that would reasonably be expected to have a Material Adverse Effect and/or (ii) a material adverse change in the business, operations, condition (financial or otherwise), or prospects of NPC and its Subsidiaries, taken as a whole (clauses (i) and (ii) being hereinafter referred to, collectively, as the "Material Adverse Change"). As a result of the MAC Event, NPC is presently unable to satisfy certain conditions precedent to the receipt of Loans under the NPC Credit Agreement, including those specified at Sections 4.02(b) (including by virtue of Section 3.09) and 4.02(e) thereof (such conditions precedent being referred to herein, collectively, as the "MAC Condition").

     The Required Lenders have agreed to waive the MAC Condition to the extent of the MAC Event solely for purposes of any Borrowing, conversion or continuation of Loans now or hereafter requested under the NPC Credit Agreement, such waiver to become effective only


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upon the delivery to NPC by the Administrative Agent on or before April 4, 2002 of written notice stating that all of the following conditions precedent have been satisfied (and, in the case of any amendments to the NPC Credit Agreement set forth below, that this Waiver Letter and Amendment (this "Letter Agreement") has been executed and delivered by NPC and the Required Lenders) or waived in writing by the Required Lenders:

     (1) NPC and the Required Lenders agree that Section 9.10 of the NPC Credit Agreement is hereby amended by adding the following sentence at the end thereof: "Notwithstanding the foregoing, no Lender may exercise any right of set-off pursuant to this Section or under applicable law and apply such set-off to any portion of the Obligations without the prior written consent of the Required Lenders."

     (2) The original General and Refunding Mortgage Bond(s), and copies of all other documents, required to be delivered under Sections 4.01(p) and 6.09(b) of the NPC Credit Agreement in connection with the issuance of the General and Refunding Mortgage Bonds (the "Bond Documents") shall have been executed and delivered to the Administrative Agent and shall be in form and substance satisfactory to the Required Lenders; provided, that the pledge agreement referenced in Section 4.01(p) shall not be delivered or shall be modified to the satisfaction of the Administrative Agent and the Required Lenders to eliminate the pledge of the General and Refunding Mortgage Bonds, it being the intent of the parties that the bonds being so issued shall for all purposes be deemed presently, unconditionally and definitively issued to the Administrative Agent, for the benefit of the Lenders, as a registered holder, and not subject to any pledge.

     (3) NPC and the Required Lenders agree that Section 6.02 of the NPC Credit Agreement is hereby amended by adding the following sentence at the end thereof: "Notwithstanding the foregoing, the Borrower shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its Properties (now owned or hereafter acquired) in favor of its power and/or commodity trading counterparties or power suppliers to secure any obligations now or hereafter owing to such power and/or commodity trading counterparties or power suppliers. The Borrower shall not issue any additional First Mortgage Bonds pursuant to the First Mortgage Indenture on or after April 4, 2002."

     (4) NPC and the Required Lenders agree that Section 9.12(c)(i) of the NPC Credit Agreement is hereby amended by deleting the phrase "the Borrower (so long as no Default or Event of Default shall have occurred and be continuing) and".

     (5) NPC and the Required Lenders agree that Section 2.01 of the NPC Credit Agreement is hereby amended by adding the following sentence at the end thereof: "Notwithstanding anything to the contrary contained herein, the sum of (i) the aggregate outstanding amount of commercial paper notes issued by the


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     Borrower and (ii) the aggregate outstanding principal amount of Loans under this Agreement shall not exceed $200,000,000 at any time."

     (6) NPC and the Required Lenders agree that Section 2.06 of the NPC Credit Agreement is hereby amended by adding the following new subsection (g) at the end thereof:

          "(g) MANDATORY COMMITMENT REDUCTION. In the event that the Borrower issues or causes to be issued after April 4, 2002 General and Refunding Mortgage Bonds (other than General and Refunding Mortgage Bonds in the aggregate principal amount not exceeding $130,000,000 to secure 6.20% Senior Unsecured Notes, Series B due April 15, 2004 issued by the Borrower) in an aggregate cumulative principal amount in excess of $250,000,000, (i) the Borrower shall immediately and from time to time upon any such issuance pay principal in an amount equal to such excess to the Administrative Agent to be applied as a mandatory prepayment of the Loans, together with accrued interest thereon and any amount owing under Section 2.13, and (ii) the Commitments shall be immediately and permanently reduced by the amount of such excess."

     (7) NPC agrees to pay to the Administrative Agent and the Lenders upon demand all of the expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by the Administrative Agent and the Lenders in connection with this Letter Agreement in accordance with Section
     9.04 of the NPC Credit Agreement.

     (8) As previously offered by Sierra Pacific Resources ("SPR"), the SPR Credit Agreement, and all "Commitments" thereunder, shall be irrevocably terminated by SPR pursuant to the terms thereof and all amounts payable thereunder shall be paid in full.

     (9) NPC agrees to cause its counsel to deliver to the Administrative Agent within five Business Days after the date hereof, legal opinions in form and substance satisfactory to the Administrative Agent and its counsel with respect to this Letter Agreement and the issuance of the Bond Documents.

     (10) NPC shall have delivered to the Administrative Agent satisfactory written evidence of authority to execute and deliver this Letter Agreement.

     By its execution of this Letter Agreement, NPC acknowledges and agrees that the Material Adverse Change has occurred and that it cannot satisfy the MAC Condition, and that the Lenders have no obligation to lend or permit conversions or continuations under the NPC Credit Agreement. NPC acknowledges by its execution of this Letter Agreement that the Required Lenders will waive the MAC Condition and allow NPC to obtain, convert and continue Loans, subject to the terms and conditions of the NPC Credit Agreement, solely in consideration of the contemporaneous delivery of the Bond Documents and the satisfaction of the other


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conditions set forth above. The contemporaneous satisfaction of each of the conditions above is a material inducement to the provision of this waiver.

     Without limitation of the definition of "Material Adverse Change" contained herein, NPC acknowledges and agrees that any material adverse change to the pro forma financial information heretofore delivered by NPC to the Lenders and set forth in Exhibit A attached hereto shall constitute a material adverse change in the business, operations, condition (financial or otherwise), or prospects of NPC and its Subsidiaries, taken as a whole.

     With respect to any Borrowing Request made by NPC on the date hereof, the Required Lenders hereby waive the prior day notice requirements set forth in
Section 4.02 of the NPC Credit Agreement and agree to allow the same day notice for such borrowing.

     The parties hereto agree and acknowledge that this Letter Agreement satisfies the notice requirement under Section 5.01(f) of the NPC Credit Agreement with respect to the MAC Event.

     The waiver of the MAC Condition set forth herein is limited as specified herein and shall not constitute a modification, acceptance or waiver of, or consent to, any other provision of the NPC Credit Agreement other than as specified herein. In particular, except as expressly set forth herein, this Letter Agreement shall not operate as a waiver by the Lenders of their right to declare that any condition precedent to borrowing under the NPC Credit Agreement (other than the MAC Condition) has not been satisfied or that a Material Adverse Change (other than the MAC Event) has occurred.

     Except as expressly provided herein, this Letter Agreement shall not limit or otherwise adversely affect any right, power or remedy of the Lenders or the Administrative Agent under the NPC Credit Agreement or any other Loan Document. The Lenders and the Administrative Agent reserve the right to insist on strict compliance with the terms of the NPC Credit Agreement and the other Loan Documents, and NPC expressly acknowledges such reservation of rights. The grant of the waiver set forth herein will not, either alone or taken with other waivers of provisions of the NPC Credit Agreement or any other Loan Document, be deemed to create or be evidence of a course of conduct. Any future or additional waiver of any provision of the NPC Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Letter Agreement and executed by the appropriate parties.

     Upon the effectiveness of this Letter Agreement, each reference in the NPC Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the NPC Credit Agreement shall mean and be reference to the NPC Credit Agreement, as amended by this Letter Agreement.

     This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Letter Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Letter Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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This Letter Agreement may be amended solely by an instrument in writing executed by NPC, the Administrative Agent and the Required Lenders. NPC acknowledges that the purpose of this Letter Agreement, among other things, is to preserve the rights of the Lenders under the NPC Credit Agreement.

                                    UNION BANK OF CALIFORNIA, N.A., as
                                    Administrative Agent and as a Lender

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title

                                    WELLS FARGO BANK,  N.A., as a Lender

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    BANK ONE, NA, as a Lender

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    BNP PARIBAS, as a Lender

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    MELLON BANK, N.A., as a Lender

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    BAYERISCHE LANDESBANK GIROZENTRALE,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:


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                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    as a Lender

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    LEHMAN COMMERCIAL PAPER INC., as a Lender

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    formerly known as First Union National
                                    Bank, as a Lender

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    MERRILL LYNCH BANK USA, as a Lender

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:
Agreed and Acknowledged:

NEVADA POWER COMPANY


By:
   --------------------------
     Name:
     Title: